                                                                  EXHIBIT 10.2.1



                   HARRINGTON WEST FINANCIAL GROUP, INC.
       FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

To Each of the Lenders Signatory Hereto

Ladies and Gentlemen:

      Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of October 30, 1997 (the Amended and Restated Credit Agreement, as the same has been amended prior to the date hereof, being referred to herein as the "Credit Agreement"), among the undersigned, Harrington West Financial Group, Inc., a Delaware corporation, the Lenders party thereto, and Harris Trust and Savings Bank, as Agent for the Lenders. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

      The Company, the Lenders and the Agent wish to amend the Credit Agreement to (a) increase the aggregate amount of the Commitments to $25,000,000, (b) remove 1(st) Financial Bank as a Lender thereunder, (c) amend certain financial covenants, and (d) amend certain other provisions of the Credit Agreement, all on the terms and conditions set forth below in this amendment (herein, the "Amendment").

1.    REMOVAL OF LENDER.

      Upon satisfaction of the conditions precedent set forth in Section 3 below, 1(st) Financial Bank (herein, the "Departing Lender") shall cease to be a Lender under the Credit Agreement and shall have no rights or obligations (including any commitment to make Loans under the Revolving Credit) thereunder. The parties hereto consent to such termination of the Departing Lender's Percentage of the Revolving Credit and agree that all references in the Loan Documents to the Lenders (or the Banks) or any Lender (or any Bank) shall no longer include the Departing Lender.

2.    AMENDMENTS.

      Upon satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

     2.1. The amount of each Lender's Revolving Credit Commitment set forth in the Credit Agreement shall be amended to be, for each period from the effective date of this Amendment through the Revolving Credit Termination Date, the amount set forth for such period on Exhibit D attached hereto. The Credit Agreement is further amended by amending and restating Exhibit D to read as set forth on the replacement Exhibit D attached hereto and made a part thereof.

     2.2. The third sentence of Section 1.2 of the Credit Agreement (Revolving Credit Loans) is hereby amended to read in its entirety as follows:

            Each Borrowing of Revolving Credit Loans shall be in an amount of $250,000 or such greater amount which is an integral multiple of $50,000.

     2.3. Section 2.2 of the Credit Agreement (Minimum LIBOR Portions) is hereby amended and restated in its entirety to read as follows:

                  Section 2.2.   Minimum LIBOR Portions. Each LIBOR
            Portion shall be in an amount equal to $250,000 or such greater amount which is an integral multiple of $50,000.

     2.4. Section 3.1(a) of the Credit Agreement (Voluntary Prepayments) is hereby amended and restated in its entirety to read as follows:

                  (a) Voluntary. The Company shall have the privilege of prepaying the Revolving Credit Loans in whole or in part (but if in part, then (i) in an amount not less than $250,000 and (ii) in an amount such that the minimum amount required for a Borrowing of Revolving Credit Loans or for a LIBOR Portion of the relevant Loans pursuant to Sections 1.2 and 2.2 hereof remains outstanding) at any time upon 1 Business Day prior notice to the Agent (such notice if received subsequent to 11:00 a.m. (Chicago time) on a given day to be treated as though received at the opening of business on the next Business Day), which shall promptly so notify the Lenders, by paying to the Agent for the account of the Lenders the principal amount to be prepaid and (i) if such a prepayment prepays the Revolving Credit Notes in full and is accompanied by the termination in whole of the Revolving Credit Commitments, accrued interest thereon to the date of prepayment, and (ii) any amounts due to the Lenders under Section 2.8 hereof.

     2.5. Section 3.5 of the Credit Agreement (Extension of Revolving Credit Termination Date) is hereby amended and restated in its entirety to read as follows:

                  Section 3.5.   Intentionally Deleted.

     2.6. The definitions of "Level 1 Period," "Level 2 Period," and "Revolving Credit Termination Date" appearing in Section 5.1 of the Credit Agreement (Definitions) are hereby amended and restated in their entirety to read as follows:

                  "Level 1 Period" is a period commencing on one Pricing
            Date and ending on the succeeding Pricing Date with respect to which the Company's most recent financial statements show both
            (i) Core Profitability greater than $1,750,000 for the most recent fiscal quarter, and (ii) a consolidated Non-Performing Assets Ratio

            (as determined pursuant to Section 8.7(a) hereof) of less than 0.07 to 1.0 as of the end of such fiscal quarter.

                  "Level 2 Period" is a period commencing on one Pricing
            Date and ending on the succeeding Pricing Date which does not qualify as a Level 1 Period and with respect to which the Company's most recent financial statements show both (i) Core Profitability greater than $1,000,000 for the most recent fiscal quarter, and (ii) a consolidated Non-Performing Assets Ratio (as determined pursuant to Section 8.7(a) hereof) of less than 0.14 to
            1.0 as of the end of such fiscal quarter.

                  "Revolving Credit Termination Date" means September 30, 2007, or such earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 3.2 , 9.2, or 9.3 hereof.

     2.7. The definition of "Stock Ownership Event" appearing in Section 5.1 of the Credit Agreement (Definitions) is hereby deleted, and a definition of "Change of Control" is hereby added to Section 5.1 of the Credit Agreement in appropriate alphabetical order which shall read as follows:

                  "Change of Control" means any of (a) after completion of
            initial public offering scheduled to occur prior to December 31, 2002, the acquisition by any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) at any time of beneficial ownership of 50% or more of the outstanding capital stock or other equity interests of the Company on a fully-diluted basis and (b) the failure of individuals who are members of the board of directors (or similar governing body) of the Company on September 1, 2002 (together with any new or replacement directors whose initial nomination for election was approved by a majority of the directors who were either directors on September 1, 2002, or previously so approved) to constitute a majority of the board of directors (or similar governing body) of the Company.

     2.8. Section 6.8 of the Credit Agreement (Good Title) is hereby amended and restated in its entirety to read as follows:

                  Section 6.8. Good Title. The Company and its Subsidiaries each have good and defensible title to all material portions of their assets as reflected on the most recent consolidated balance sheet of the Company and its Subsidiaries furnished to the Lenders and, in the case of assets consisting of stock or other equity interests in Subsidiaries, subject to no Liens other than Liens granted in favor of the Agent under the Loan Documents.

     2.9. Section 8.5(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (g) prompt written notice of a Change of Management Event or Change of Control; and

    2.10. Section 8.7 of the Credit Agreement (Non-Performing Assets) is hereby amended and restated in its entirety to read as follows:

                  Section 8.7.   Non-Performing Assets (a) Consolidated.
            The Company shall, as of the last day of each fiscal quarter, maintain on a consolidated basis with its Banking Subsidiaries, a ratio (a) of Non-Performing Assets of the Company on such consolidated basis, to (b) the sum of (i) stockholders' equity for the Company, plus (ii) loan loss reserves established by the Company on a consolidated basis in accordance with GAAP or, if applicable, regulatory accounting principles of not more than .30 to 1.0.

                  (b) Banking Subsidiaries. The Company shall, as of the last day of each fiscal quarter, cause each Banking Subsidiary to maintain a ratio (a) of Non-Performing Assets of such Banking Subsidiary, to (b) the sum of (i) regulatory "core" capital (Tier I) of such Banking Subsidiary, plus (ii) loan loss reserves established by such Banking Subsidiary in accordance with regulatory accounting principles of not more than .20 to 1.0.

    2.11. Section 8.10 of the Credit Agreement (Mortgage Derivatives) is hereby amended and restated in its entirety to read as follows:

                  Section 8.10.  Mortgage Derivative. The Company shall,
            as of the last day of each month, cause Mortgage Derivatives held by its Banking Subsidiaries to be in an amount not in excess of $20,000,000.

    2.12. Section 8.15 of the Credit Agreement (Dividends and Certain Other Restricted Payment) is hereby amended and restated in its entirety to read as follows:

                  Section 8.15. Dividends and Certain Other Restricted Payments. The Company shall not declare or pay any dividend on or make any other distributions in respect of any class or series of its capital stock (other than dividends payable solely in its capital stock) or directly or indirectly purchase, redeem or otherwise acquire or retire any of its capital stock; provided, however, that the Company may pay dividends in an aggregate amount not to exceed the greater of (a) $300,000 during any fiscal quarter of the Company, or (b) 25% of consolidated net income of the Company for the most recently completed fiscal quarter, so long as at the time of, and after giving effect to, such dividend no Default or Event of Default exists.

    2.13. Section 8.20 of the Credit Agreement (Minimum Core Profitability) is hereby amended and restated in its entirety to read as follows:

                  Section 8.20. Minimum Core Profitability. As of the last day of each fiscal quarter, the Core Profitability for the four fiscal quarters then ended shall not be less than (a) $5,000,000 as of the end of each fiscal quarter ending on or before September 30, 2004, (b) $5,500,000 as of the end of each fiscal quarter ending thereafter.

    2.14. Section 9.1(k) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (k) a Change of Management Event or Change of Control shall occur; or

    2.15. The contact information for Harris Trust and Savings Bank set forth on its signature page of the Credit Agreement is hereby amended to read in its entirety as follows:

                        111 West Monroe Street
                        Chicago, Illinois  60603
                        Attention:  Timothy Broccolo
                        Telephone:  (312) 461-2752
                        Facsimile:  (312) 765-8353

    2.16. Schedule 6.2 (Subsidiaries) and Schedule 6.12 (Affiliate Transactions) to the Credit Agreement are each hereby amended and restated in their entirety to read as set forth on Schedule 6.2 and 6.12 attached hereto and made a part hereof.

3.    CONDITIONS PRECEDENT.

      The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

     3.1. The Company, the Agent and the Lenders, including without limitation the Departing Lender, shall have executed and delivered this Amendment, and the Company shall have executed and delivered replacement Notes to the Lenders in the forms attached hereto as Exhibits A-1 and A-2.

     3.2. The principal amount of all Loans, all accrued interest and all other amounts accrued and unpaid to the Departing Lender shall be paid in full.

     3.3. The Company shall have paid to the Agent for the benefit of the Lenders (other than the Departing Lender) in accordance with their Percentages an amendment fee of 0.50% times the Commitment of each Lender on the effective date of this Amendment, which fee shall be non-refundable and fully earned on the date hereof.

     3.4. The Agent shall have received: (a) copies of resolutions of the Company authorizing the execution, delivery, and performance of this Amendment and the consummation of the transactions contemplated thereby, together with specimen signatures of the persons authorized to execute such documents on such Person's behalf, certified to by its Secretary or Assistant Secretary, and (b) original certificates of good standing (or its equivalent from the relevant jurisdiction) for the Company (dated no earlier than 30 days prior to the date hereof) from the office of the secretary of the state of incorporation;

     3.5. Legal matters incident to the execution and delivery of this Amendment and the replacement Notes referred to above shall be satisfactory to the Agent and its counsel; and the Agent shall have received the favorable written opinion of counsel for the Company in form and substance satisfactory to the Agent and its counsel.

     3.6. The Company shall have paid to the Agent the legal fees called for by Section 6.3 below.

4.    REPRESENTATIONS.

      In order to induce the Lenders to execute and deliver this Amendment, the Company hereby represents to the Agent and the Lenders that, as of the date hereof, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders and the representations contained in Section 6.6 shall be deemed to refer to December 31, 2001) and the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

5.     EQUALIZATION OF OUTSTANDING LOANS.

      Upon the satisfaction of the conditions precedent set forth in Section 3 above, the Lenders shall make such purchases and sales of interests in the outstanding Loans between themselves so that from and after the date of this Amendment each Lender's Percentage of outstanding Loans shall be in proportion to its Commitment after giving effect hereto and, in connection therewith, the Company agrees to prepay all outstanding LIBOR Portions of the Loans and shall pay to the Lenders all amounts due under Section 2.8 of the Credit Agreement with respect thereto (it being understood that the Company may, subject to the terms and conditions of the Credit Agreement, request a new borrowing of Loans concurrently with such prepayment). Such purchases and sales shall be arranged through the Agent and each Lender hereby agrees to execute such further instruments and documents, if any, as the Agent may reasonably request in connection therewith.

6.    MISCELLANEOUS.

     6.1 Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     6.2 The Company heretofore executed and delivered, among other things, the Pledge and Security Agreement and hereby acknowledges and agrees that the security interests and liens created and provided for therein continue to secure the payment and performance of the Obligations of the Company owing to the Lenders, including, without limitation, all indebtedness of the Company evidenced by the Notes, both for principal and interest, which are entitled to all of the benefits and privileges set forth therein.

     6.3. The Company agrees to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents to be executed and delivered in connection herewith, including the fees and expenses of counsel for the Agent of $3,000.

     6.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

                           [SIGNATURE PAGES TO FOLLOW]

      This Fourth Amendment to Amended and Restated Credit Agreement is dated as of September 17, 2002.


                                       HARRINGTON WEST FINANCIAL GROUP, INC.

                                       By /s/ CRAIG J. CERNY
                                          ------------------------------------
                                          Name Craig J. Cerny
                                               -------------------------------
                                          Title Chairman and CEO
                                                ------------------------------

      Accepted and agreed to as of the date and year last above written.

                                       HARRIS TRUST AND SAVINGS BANK,
                                          individually and as Agent

                                       By /s/ TIMOTHY E. BROCCOLO
                                          ------------------------------------
                                          Name Timothy E. Broccolo
                                               -------------------------------
                                          Title Managing Director
                                                ------------------------------

                                       U.S. BANK, NATIONAL ASSOCIATION

                                       By /s/ LORRIE McEACHERN
                                          ------------------------------------
                                          Name Lorrie McEachern
                                               -------------------------------
                                          Title Vice President
                                                ------------------------------

                                       1(ST) FINANCIAL BANK, solely with respect
                                          to the provisions of Section 1
                                          regarding its status as a Departing
                                          Lender

                                       By /s/ TOM BISHOP
                                          ------------------------------------
                                          Name Tom Bishop
                                               -------------------------------
                                          Title EIC
                                                ------------------------------

                                   EXHIBIT A-1

                      HARRINGTON WEST FINANCIAL GROUP, INC.
                              REVOLVING CREDIT NOTE

$14,000,000.00                                               September 17, 2002

      On the Revolving Credit Termination Date, for value received, the undersigned, HARRINGTON WEST FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of Harris Trust and Savings Bank (the "Lender"), at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of (i) Fourteen Million and no/100 Dollars ($14,000,000.00), or (ii) such lesser amount as may at the time of the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all Revolving Credit Loans owing from the Company to the Lender under the Revolving Credit provided for in the Credit Agreement hereinafter mentioned.

      This Note evidences loans constituting part of a "Domestic Rate Portion" and "LIBOR Portions" as such terms are defined in that certain Amended and Restated Credit Agreement dated as of October 30, 1997, as amended, between the Company, Harris Trust and Savings Bank, individually and as Agent thereunder, and the other Lenders which are now or may from time to time hereafter become parties thereto (said Credit Agreement, as heretofore amended and as the same may be amended, modified or restated from time to time, being referred to herein as the "Credit Agreement") made and to be made to the Company by the Lender under the Revolving Credit provided for under the Credit Agreement, and the Company hereby promises to pay interest at the office described above on each loan evidenced hereby at the rates and at the times and in the manner specified therefor in the Credit Agreement.

      Each loan made under the Revolving Credit provided for in the Credit Agreement by the Lender to the Company against this Note, any repayment of principal hereon, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto shall be endorsed by the holder hereof on a schedule to this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on a schedule to this Note prior to any negotiation hereof). The Company agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on a schedule to this Note or recorded on the books and records of the holder hereof shall be prima facie evidence of the unpaid principal balance of this Note, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion, and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto.

      This Note is issued by the Company under the terms and provisions of the Credit Agreement and is secured by, among other things, the Collateral Documents, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement.

      This Note is issued in substitution and replacement for, and evidences in part the indebtedness currently evidenced by, the Revolving Credit Note of the Company heretofore issued to the Bank.

      The Company hereby promises to pay all costs and expenses (including attorneys' fees) suffered or incurred by the holder hereof in collecting this Note or enforcing any rights in any collateral therefor. The Company hereby waives presentment for payment and demand. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                                       HARRINGTON WEST FINANCIAL GROUP, INC.

                                       By
                                          ------------------------------------
                                          Name
                                               -------------------------------
                                          Title
                                                ------------------------------

                                   EXHIBIT A-2

                      HARRINGTON WEST FINANCIAL GROUP, INC.
                              REVOLVING CREDIT NOTE

$11,000,000.00                                                September 17, 2002

      On the Revolving Credit Termination Date, for value received, the undersigned, HARRINGTON WEST FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of U.S. Bank, National Association (the "Lender"), at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of (i) Eleven Million and no/100 Dollars ($11,000,000.00), or (ii) such lesser amount as may at the time of the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all Revolving Credit Loans owing from the Company to the Lender under the Revolving Credit provided for in the Credit Agreement hereinafter mentioned.

      This Note evidences loans constituting part of a "Domestic Rate Portion" and "LIBOR Portions" as such terms are defined in that certain Amended and Restated Credit Agreement dated as of October 30, 1997, as amended, between the Company, Harris Trust and Savings Bank, individually and as Agent thereunder, and the other Lenders which are now or may from time to time hereafter become parties thereto (said Credit Agreement, as heretofore amended and as the same may be amended, modified or restated from time to time, being referred to herein as the "Credit Agreement") made and to be made to the Company by the Lender under the Revolving Credit provided for under the Credit Agreement, and the Company hereby promises to pay interest at the office described above on each loan evidenced hereby at the rates and at the times and in the manner specified therefor in the Credit Agreement.

      Each loan made under the Revolving Credit provided for in the Credit Agreement by the Lender to the Company against this Note, any repayment of principal hereon, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto shall be endorsed by the holder hereof on a schedule to this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on a schedule to this Note prior to any negotiation hereof). The Company agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on a schedule to this Note or recorded on the books and records of the holder hereof shall be prima facie evidence of the unpaid principal balance of this Note, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion, and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto.

      This Note is issued by the Company under the terms and provisions of the Credit Agreement and is secured by, among other things, the Collateral Documents, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement.

      This Note is issued in substitution and replacement for, and evidences in part the indebtedness currently evidenced by, the Revolving Credit Note of the Company heretofore issued to the Bank.

      The Company hereby promises to pay all costs and expenses (including attorneys' fees) suffered or incurred by the holder hereof in collecting this Note or enforcing any rights in any collateral therefor. The Company hereby waives presentment for payment and demand. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                                       HARRINGTON WEST FINANCIAL GROUP, INC.


                                       By
                                          ------------------------------------
                                          Name
                                               -------------------------------
                                          Title
                                                ------------------------------

                                    EXHIBIT D

                                   COMMITMENTS

                                 REVOLVING CREDIT       REVOLVING CREDIT          REVOLVING CREDIT
                                 COMMITMENT FROM      COMMITMENT FROM             COMMITMENT FROM
                               AND INCLUDING 09/17/02      AND INCLUDING            AND INCLUDING
                                    THROUGH AND        09/17/05 THROUGH AND       09/17/06 AND AT ALL
    NAME OF LENDER               INCLUDING 09/17/05      INCLUDING 09/17/06        TIMES THEREAFTER
Harris Trust and Savings
Bank                                 $14,000,000              $12,250,000             $10,500,000

U.S. Bank, National
Association                          $11,000,000              $ 9,625,000              $ 8,250,000
                                     -----------              -----------              -----------

     TOTAL                           $25,000,000              $21,875,000             $18,750,000
                                     ===========              ===========             ===========


                                  SCHEDULE 6.2

                                  SUBSIDIARIES




                                          JURISDICTION
NAME                                      OF INCORPORATION      PERCENTAGE OWNERSHIP
----                                      ----------------      --------------------
Los Padres Bank, FSB                      United States         Company - 100%

Valley Oaks Financial Corp.               California            Los Padres Bank - 100%

Harrington Wealth Management Company      Indiana               Los Padres Bank - 100%

Los Padres Mortgage Company, LLC          California            Los Padres Bank - 51%

                                  SCHEDULE 6.12

                               AFFILIATE CONTRACTS


         Under applicable federal law, the Bank can make loans or extensions of credit to our and its executive officers and directors only if there are loans and extensions of credit made on substantially the same terms, including interest rates and collateral, as the Bank then makes available for comparable transactions with the general public, unless the loans are made pursuant to a benefit or compensation program that (i) we make widely available to our employees and (ii) does not give preference over other employees to any director, executive officer or principal stockholder or certain affiliates. Also, if the Bank makes a loan or extends credit to any of our or its executive officers or directors, the transaction must not involve more than the normal risk of repayment or present other unfavorable features. In early 2002, we adopted a mortgage loan program for the benefit of all of our employees. Under this program, we offer our employees mortgage loans on our customary terms, provided that during the period they are employed by the Bank the interest rate on the mortgage loan will be equal to the cost-of-funds index plus one percent. This results in below market interest rates for our employees. The only executive officers who have participated in this program are Susan C. Weber, who had a $349,000 loan outstanding at June 30, 2002, and Mark R. Larrabee, who had a $180,000 loan outstanding at June 30, 2002. In addition, William W. Phillips, Jr. had an outstanding loan balance of $218,000 as of such date pursuant to a program which was offered by the Bank in the late 1980's which offered employees a below market rate.

         As of June 30, 2002, mortgage and consumer loans to directors and officers in excess of $60,000 aggregated $2.9 million or 9. 1% of our consolidated stockholders' equity as of such date, including the loans to Ms. Weber and Mr. Larrabee described above. All such loans were made by the Bank in accordance with the policy and program described in the preceding paragraphs.